OMB Number:	3235-0570
Expires:	January 31, 2017

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number        811-10479

                                         A&Q Event Fund LLC

(Exact name of registrant as specified in charter)

677 Washington Boulevard

                                         Stamford, Connecticut 06901

(Address of principal executive offices) (Zip code)

Michael Kim

UBS Hedge Fund Solutions LLC

677 Washington Boulevard

                                         Stamford, CT 06901

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (203) 719-1428

Date of fiscal year end:     December 31

Date of reporting period:     December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

A&Q EVENT FUND LLC

Financial Statements

with Report of Independent Registered Public Accounting Firm

Year Ended

December 31, 2015

An exemption under Regulation 4.5 has been obtained from the Commodity Futures Trading Commission for

A&Q Event Fund LLC

A&Q EVENT FUND LLC

Financial Statements

with Report of Independent Registered Public Accounting Firm

Year Ended

December 31, 2015

Ernst & Young LLP	Tel: +1 212 773 3000
5 Times Square New York, NY - 10036	Fax: +1 212 773 6350 ey.com

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Members of

A&Q Event Fund LLC

We have audited the accompanying statement of assets, liabilities and members’ capital of A&Q Event Fund LLC (the “Fund”) as of December 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in members’ capital for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments in investment funds as of December 31, 2015, by correspondence with management of the underlying investment funds or by other appropriate auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of A&Q Event Fund LLC at December 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its members’ capital for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 25, 2016

A member firm of Ernst & Young Global Limited

A&Q Event Fund LLC

Statement of Assets, Liabilities and Members’ Capital

December 31, 2015

ASSETS

Cash	$6,874,631
Receivable from Investment Funds	31,681,036

Total Assets	38,555,667

LIABILITIES

Withdrawals payable	38,036,360
Professional fees payable	297,691
Management Fee payable	79,615
Withdrawals payable to Adviser	55,677
Directors’ fees payable	26,550
Administration fee payable	16,951
Custody fee payable	8,700
Other liabilities	34,123

Total Liabilities	38,555,667

Members’ Capital	$–

The accompanying notes are an integral part of these financial statements.

A&Q Event Fund LLC

Statement of Operations

Year Ended December 31, 2015

INVESTMENT INCOME

Other income (see Note 2)	$104,425

Total Investment Income	104,425

EXPENSES

Management Fee	532,090
Professional fees	353,413
Directors’ fees	100,383
Administration fee	53,517
Commitment Fee	17,883
Custody fee	13,265
Loan interest	27
Printing, insurance and other expenses	23,388

Total Expenses	1,093,966

Net Investment Loss	(989,541)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS

Net realized gain/(loss) from investments in Investment Funds and foreign currency transactions	8,368,198
Net change in unrealized appreciation/depreciation on investments in Investment Funds and foreign currency translations	(10,877,671)

Net Realized and Unrealized Gain/(Loss) from Investments	(2,509,473)

Net Decrease in Members’ Capital Derived from Operations	$(3,499,014)

The accompanying notes are an integral part of these financial statements.

A&Q Event Fund LLC

Statements of Changes in Members’ Capital

Years Ended December 31, 2014 and 2015

	Adviser	Members	Total

Members’ Capital at January 1, 2014	$60,028	$53,474,336	$53,534,364

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
Net investment loss	(776)	(1,326,686)	(1,327,462)
Net realized gain/(loss) from investments in Investment Funds and other securities	692	615,915	616,607
Net change in unrealized appreciation/depreciation on investments in Investment Funds and foreign currency translations	162	214,656	214,818
Incentive Allocation	3,206	(3,206)	–
Net Increase/(Decrease) in Members’ Capital Derived from Operations	3,284	(499,321)	(496,037)

MEMBERS’ CAPITAL TRANSACTIONS
Members’ subscriptions	–	100,000	100,000
Adviser and Members’ withdrawals	(3,206)	(8,021,530)	(8,024,736)
Net Decrease in Members’ Capital Derived from Capital Transactions	(3,206)	(7,921,530)	(7,924,736)

Members’ Capital at December 31, 2014	$60,106	$45,053,485	$45,113,591

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
Net investment loss	(629)	(988,912)	(989,541)
Net realized gain/(loss) from investments in Investment Funds and foreign currency transactions	11,864	8,356,334	8,368,198
Net change in unrealized appreciation/depreciation on investments in Investment Funds and foreign currency translations	(15,677)	(10,861,994)	(10,877,671)
Incentive Allocation	102	(102)	–
Net Decrease in Members’ Capital Derived from Operations	(4,340)	(3,494,674)	(3,499,014)

MEMBERS’ CAPITAL TRANSACTIONS
Members’ subscriptions	–	55,000	55,000
Adviser and Members’ withdrawals (see Note 1)	(55,766)	(41,613,811)	(41,669,577)
Net Decrease in Members’ Capital Derived from Capital Transactions	(55,766)	(41,558,811)	(41,614,577)

Members’ Capital at December 31, 2015	$–	$–	$–

The accompanying notes are an integral part of these financial statements.

A&Q Event Fund LLC

Statement of Cash Flows

Year Ended December 31, 2015

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in members’ capital derived from operations	$(3,499,014)
Adjustments to reconcile net decrease in members’ capital derived from operations to net cash provided by operating activities:
Purchases of investments in Investment Funds	(10,400,000)
Proceeds from disposition of investments in Investment Funds	50,826,317
Net realized (gain)/loss from investments in Investment Funds	(8,367,198)
Net change in unrealized appreciation/depreciation on investments in Investment Funds and foreign currency translations	10,877,671
Changes in assets and liabilities:
(Increase) decrease in assets:
Advanced subscriptions in Investment Funds	750,000
Receivable from Investment Funds	(24,716,792)
Other assets	6,038
Increase (decrease) in liabilities:
Administration fee payable	(1,655)
Custody fee payable	4,700
Directors’ fees payable	26,550
Management Fee payable	25,287
Professional fees payable	35,781
Other liabilities	(47,178)
Net cash provided by operating activities	15,520,507

CASH FLOWS FROM FINANCING ACTIVITIES
Payments on Adviser’s withdrawals, including change in withdrawals payable to Adviser	(89)
Payments on Members’ withdrawals, including change in withdrawals payable	(9,096,003)
Proceeds from loan	600,000
Principal payment on loan	(600,000)
Net cash used in financing activities	(9,096,092)

Effect of exchange rate changes on foreign currency	(1,384)

Net increase in cash	6,423,031
Cash-beginning of year	451,600
Cash-end of year	$6,874,631

Supplemental disclosure of cash flow information:
Interest paid	$27

The accompanying notes are an integral part of these financial statements.

A&Q Event Fund LLC

Financial Highlights

December 31, 2015

The following represents the ratios to average members’ capital and other supplemental information for all Members, excluding the Adviser, for the periods indicated. An individual Member’s ratios and returns may vary from the below based on the Incentive Allocation, if applicable, and the timing of capital transactions.

	Years Ended December 31,
	2015	2014	2013	2012	2011

Ratio of net investment loss to average members’ capital [a,b]	(2.33%)	(2.52%)	(2.28%)	(2.02%)	(1.90%)

Ratio of gross expenses to average members’ capital [a,b]	2.57%	2.52%	2.28%	2.02%	1.92%

Ratio of net expenses to average members’ capital after Incentive Allocation [a,b,c]	2.57%	2.53%	2.39%	2.03%	1.90%

Portfolio turnover rate	29.25%	20.20%	22.59%	19.69%	13.75%

Total return after Incentive Allocation [d,e]	(8.55%)	(1.09%)	9.60%	3.12%	(1.38%)

Members’ capital at end of year (including the Adviser)	$—	$45,113,591	$53,534,364	$70,149,823	$98,973,511

a	The average members’ capital used in the above ratios is calculated using pre-tender members’ capital, excluding the Adviser’s capital.

b

Ratios of net investment loss and gross/net expenses to average members’ capital do not include the impact of expenses and incentive allocations or incentive fees incurred by the underlying Investment Funds.

c

The ratios of net expenses to average members’ capital before Incentive Allocation were 2.57%, 2.52%, 2.28%, 2.02% and 1.91% for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, respectively.

d

The total return is based on the change in value during the year of a theoretical investment made at the beginning of the year. The change in value of a theoretical investment is measured by comparing the aggregate ending value, adjusted for cash flows related to capital subscriptions or withdrawals during the year.

e	The total returns before Incentive Allocation were (8.55%), (1.11%), 9.78%, 3.12% and (1.38%) for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, respectively.

The accompanying notes are an integral part of these financial statements.

A&Q Event Fund LLC

Notes to Financial Statements

December 31, 2015

1.	Organization

A&Q Event Fund LLC (the “Fund”) was organized as a limited liability company under the laws of Delaware on July 20, 2001 and commenced operations on October 1, 2001. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund is commonly referred to as a “fund of funds.” Its investment objective was to maximize capital appreciation over the long term. The Fund sought to achieve its objective principally through the allocation of assets among a select group of alternative asset managers (the “Investment Managers”) and the funds they operate. Investment Managers generally conduct their investment programs through unregistered investment vehicles, such as hedge funds, that have investors other than the Fund, and in other registered investment companies (collectively, the “Investment Funds”).

Subject to the requirements of the 1940 Act, the business and affairs of the Fund shall be managed under the direction of the Fund’s Board of Directors (the “Board”, with an individual member referred to as a “Director”). The Board shall have the right, power and authority, on behalf of the Fund and in its name, to do all things necessary and proper to carry out its duties under the Fund’s Limited Liability Company Agreement, as amended and restated from time to time. Each Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation, and each Director who is not an “interested person” (as defined in the 1940 Act) of the Fund shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an “interested person” of such company. No Director shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Director’s authority as delegated by the Board. The Board may delegate the management of the Fund’s day-to-day operations to one or more officers or other persons (including, without limitation, UBS Hedge Fund Solutions (as defined below)), subject to the investment objective and policies of the Fund and to the oversight of the Board.

The Board has engaged UBS Hedge Fund Solutions LLC (formerly UBS Alternative and Quantitative Investments LLC) (“UBS Hedge Fund Solutions”, the “Adviser” and, when providing services under the Administration Agreement, the “Administrator”), a Delaware limited liability company, to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Fund. The Adviser is a wholly owned subsidiary of UBS AG and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. All other members are herein referred to as “Members”.

The Board approved the formal liquidation of the Fund on August 13, 2015, and as such, the Fund is proceeding with a liquidation of its portfolio of investments. As a result of the approved liquidation plan, withdrawals out of the Fund have been suspended, and proceeds will be distributed in an

A&Q Event Fund LLC

Notes to Financial Statements (continued)

December 31, 2015

1.	Organization (continued)

orderly manner. Following the approval of the formal liquidation of the Fund, subscriptions into the Fund, for both new and existing Members, were suspended, and will remain suspended throughout the liquidation, distribution and wind down. The Adviser was managing the Fund with the objective of maximizing current investment value while seeking to realize all investments as soon as reasonably practicable. The Fund liquidated its investments in an orderly manner and is in the process of distributing the proceeds on a pro-rata basis to its Members and the Adviser (see Note 3) in accordance with its offering memorandum.

Prior to the Board’s approval of the liquidation, initial and additional applications for interests by eligible investors were accepted at such times as the Board determined and were generally accepted monthly. The Board reserved the right to reject any application for interests in the Fund.

2.	Significant Accounting Policies

a.	Portfolio Valuation

The Fund valued its investments at fair value, in accordance with U.S. generally accepted accounting principles (“GAAP”), which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. As of December 31, 2015, the Fund no longer held any investments in Investment Funds.

The Fund used net asset value (“NAV”) as its measure of fair value of an investment in an investee when (i) the Fund’s investment did not have a readily determinable fair value and (ii) the NAV of the Investment Fund was calculated in a manner consistent with the measurement principles of investment company accounting, including measurement of the underlying investments at fair value. In evaluating the level at which the fair value measurement of the Fund’s investments had been classified, the Fund had assessed factors including, but not limited to, price transparency, the ability to redeem at NAV at the measurement date and the existence or absence of certain restrictions at the measurement date.

In May 2015, the Financial Accounting Standards Board (“FASB”) issued an update on Accounting Standards Codification 820, Fair Value Measurements and Disclosures (“ASC 820”), ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) (“ASU 2015-07”). Per ASU 2015-07, an investment within the scope of ASC 820, for which fair value is measured using NAV as a practical expedient, should not be categorized within the fair value hierarchy. The update is required for fiscal periods beginning after December 15, 2015, however, earlier adoption is permitted. The Adviser had elected to early adopt ASU 2015-07. The Fund holds no investments at December 31, 2015.

A&Q Event Fund LLC

Notes to Financial Statements (continued)

December 31, 2015

2.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

The three levels of the fair value hierarchy are as follows:

Level 1—	quoted prices in active markets for identical investments
Level 2—

inputs to the valuation methodology include quotes for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument

Level 3—	inputs to the valuation methodology include significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The Fund recognized transfers into and out of the levels indicated above at the end of the reporting period. There were no transfers between levels during the reporting period.

GAAP provides guidance in determining whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared with normal market activity for such asset or liability (or similar assets or liabilities). GAAP also provides guidance on identifying circumstances that indicate a transaction with regards to such an asset or liability is not orderly. In its consideration, the Fund considered inputs and valuation techniques used for each class of assets and liabilities. Judgment was used to determine the appropriate classes of assets and liabilities for which disclosures about fair value measurements were provided.

The NAV of the Fund was determined by the Fund’s administrator, under the oversight of the Adviser, as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may have been determined from time to time pursuant to policies established by the Board. The Fund’s investments in Investment Funds were subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. The Adviser had adopted procedures pursuant to ASC 820 in which the Fund valued its investments in Investment Funds at fair value. Fair value was generally determined utilizing NAVs supplied by, or on behalf of, the Investment Funds’ Investment Managers, which were net of management and incentive fees charged by the Investment Funds. NAVs received by, or on behalf of, the Investment Funds’ Investment Managers were based on the fair value of the Investment Funds’ underlying investments in accordance with the policies established by the Investment Funds. Because of the inherent uncertainty of valuation, the value of the Fund’s investments in the Investment Funds may have differed significantly from the value that would have been used had a ready market been available.

A&Q Event Fund LLC

Notes to Financial Statements (continued)

December 31, 2015

2.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

The fair value related to certain underlying investments of these Investment Funds, for which there was no ready market, had been estimated by the respective Investment Funds’ Investment Manager and was based upon available information in the absence of readily ascertainable fair values and did not necessarily represent amounts that were ultimately realized. Due to the inherent uncertainty of valuation, those estimated fair values may have differed significantly from the values that would have been used had a ready market for the investments existed. These differences could have been material.

b.	Investment Transactions and Income Recognition

The Fund accounted for realized gains and losses from Investment Fund transactions based on the pro-rata ratio of the fair value and cost of the underlying investment at the date of redemption. Interest income and expenses are recorded on the accrual basis.

In 2008, the Fund’s former investment adviser, UBS Fund Advisor LLC, inaccurately allocated the costs of the insurance premiums (the “premiums”) to the Fund. In analyzing the premiums for 2015, the Adviser concluded that the costs should have been allocated to both the Fund and the Adviser in proportions agreed to by both parties. The Board and the Adviser agreed that the Fund should be repaid for the Adviser’s share of the premiums during the period from 2008-2014, with interest. Included in other income is $104,425 from the repayment of this portion of the premiums and interest by the Adviser. See Note 3 for additional related party transactions.

c.	Fund Expenses

The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund’s NAV; costs of insurance; registration expenses; interest expense; offering and organization costs; due diligence, including travel and related expenses; expenses of meetings of the Board; all costs with respect to communications to Members; and other types of expenses approved by the Board. Expenses are recorded on the accrual basis.

d.	Income Taxes

The Fund has reclassified $989,541 and $8,368,198 from accumulated net investment loss and accumulated net realized gain from investments in Investment Funds and foreign currency transactions, respectively, to net capital contributions during the year ended December 31, 2015.

A&Q Event Fund LLC

Notes to Financial Statements (continued)

December 31, 2015

2.	Significant Accounting Policies (continued)

d.	Income Taxes (continued)

The reclassification was to reflect, as an adjustment to net contributions, the amount of estimated taxable income or loss that have been allocated to the Fund’s Members as of December 31, 2015 and had no effect on members’ capital.

The Fund files income tax returns in the U.S. federal jurisdiction and applicable states. The Adviser has analyzed the Fund’s tax positions taken on its federal and state income tax returns for all open tax years, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the year ended December 31, 2015, the Fund did not incur any interest or penalties. The Adviser does not believe there are positions for which it is reasonably likely that the total amounts of unrecognized tax liability will significantly change within twelve months of the reporting date.

Each Member is individually required to report on its own tax return its distributive share of the Fund’s taxable income or loss.

e.	Cash

Cash consists of monies held at The Bank of New York Mellon (the “Custodian”). Such cash, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts.

f.	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in members’ capital from operations during the reporting period. Actual results could differ from those estimates. Because of the uncertainty of valuation, such estimates may differ significantly from values that would have been used had a ready market existed, and the differences could be material.

3.	Related Party Transactions

The Administrator provides certain management and administrative services to the Fund, including,

A&Q Event Fund LLC

Notes to Financial Statements (continued)

December 31, 2015

3.	Related Party Transactions (continued)

among other things, providing office space and other support services. In consideration for such services, the Fund pays the Administrator a monthly fee (the “Management Fee”) at an annual rate of 1.25% of the Fund’s members’ capital, excluding the capital account attributable to the Administrator, Adviser and the Special Advisory Account as described below. The Management Fee is paid to the Administrator out of the Fund’s assets and debited against the Members’ capital accounts, excluding the capital account attributable to the Administrator, Adviser and the Special Advisory Account. A portion of the Management Fee will be paid by UBS Hedge Fund Solutions to its affiliates.

UBS Financial Services Inc. (“UBS FSI”), a wholly owned subsidiary of UBS Americas, Inc., acted as a placement agent for the Fund, without special compensation from the Fund, and incurred its own costs associated with its activities as placement agent. Placement fees, if any, charged on contributions were debited against the contribution amounts, to arrive at a net subscription amount. The placement fee did not constitute assets of the Fund.

The net increase or decrease in members’ capital derived from operations (net income or loss) was allocated to the capital accounts of all Members on a pro-rata basis, other than the Management Fee which was similarly allocated to all Members other than the Adviser or Administrator and the Special Advisory Account as described below.

The Adviser is entitled to receive, generally at the end of each fiscal year and upon a Member’s withdrawal, an incentive allocation (the “Incentive Allocation”) of 5% of the net profits (defined as net increase in Members’ Capital derived from Operations), if any, that would have been credited to the Member’s capital account for such period. A special advisory account (the “Special Advisory Account”) has been established by the Fund for crediting any Incentive Allocation due to the Adviser. The Incentive Allocation is made only with respect to net profits that exceed any net losses previously debited from the account of such Member which have not been offset by any net profits subsequently credited to the account of the Member. The Incentive Allocation for the year ended December 31, 2015 and the year ended December 31, 2014 was $102 and $3,206, respectively.

The Adviser’s withdrawals for the year ended December 31, 2015 were $55,766, of which $55,677 were payable at December 31, 2015.

Each Director of the Fund receives an annual retainer of $8,250 plus a fee for each meeting attended. The Chairman of the Board and the Chairman of the Audit Committee of the Board each receive an additional annual retainer in the amount of $20,000. These additional annual retainer amounts are paid for by the Fund on a pro-rata basis along with the seven other registered alternative investment funds advised by UBS Hedge Fund Solutions. All Directors are reimbursed by the Fund for all reasonable out of pocket expenses.

A&Q Event Fund LLC

Notes to Financial Statements (continued)

December 31, 2015

3.	Related Party Transactions (continued)

The Fund, along with other funds advised by UBS Hedge Fund Solutions, the Directors and the Adviser, is insured under an insurance policy which protects against claims alleging a wrongful act, error, omission, misstatement, misleading statement, and other items made in error. The annual premiums are allocated to the Adviser and to several UBS funds on a pro-rata basis by members’ capital. On an annual basis, the Adviser determines the allocation to each fund, and the allocation is then approved by the Board. During the year ended December 31, 2015, the Fund paid $22,370 in insurance fees.

The Fund, along with several other funds advised by UBS Hedge Fund Solutions, was party to a Credit Agreement (see Note 5). On a quarterly basis, the credit provider will charge a fee (the “Commitment Fee”) on the unused portion of the total amount of the Credit Agreement. The Adviser will negotiate the commitment amount with the counter party based on the amount each fund will be expected to borrow at a given time. The Commitment Fee will be allocated to each fund based on the expected borrowing amount which is disclosed within the Credit Agreement. For the year ended December 31, 2015, the Fund incurred $17,883 in Commitment Fees to the counter party, of which none was payable at December 31, 2015.

Other investment partnerships sponsored by UBS AG or its affiliates may also maintain investment interests in the Investment Funds owned by the Fund.

4.	Administration and Custody Fees

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), as Fund administrator, performs certain additional administrative, accounting, record keeping, tax and investor services for the Fund. BNY Mellon receives a monthly fee primarily based upon (i) the average members’ capital of the Fund subject to a minimum monthly fee, and (ii) the aggregate members’ capital of the Fund and certain other investment funds sponsored or advised by UBS AG, UBS Americas, Inc. or their affiliates. Additionally, the Fund reimburses certain out of pocket expenses incurred by BNY Mellon.

The Custodian has entered into a service agreement whereby it provides custodial services for the Fund.

5.	Loan Payable

The Fund, along with several other funds advised by UBS Hedge Fund Solutions, was party to a secured Credit Agreement dated as of November 1, 2010, as amended, supplemented or otherwise modified from time to time, which expired on July 16, 2015 (the “Credit Agreement”). Under the Credit Agreement, the Fund could borrow from time to time on a revolving basis at any time up to

A&Q Event Fund LLC

Notes to Financial Statements (continued)

December 31, 2015

5.	Loan Payable (continued)

$8,000,000 for temporary investment purposes and to meet requests for tenders. Indebtedness outstanding under the Credit Agreement accrued interest at a rate per annum for each day equal to 1.5% plus the higher of the Overnight LIBOR Rate and the Federal Funds Rate for such day (the “Interest Rate”), or at 2% over the Interest Rate during an event of default. There was a Commitment Fee payable by the Fund, calculated at 35 basis points per annum of the line of credit not utilized. On August 18, 2015, the Fund’s participation in the Credit Agreement was terminated due to the impending liquidation.

For the year ended December 31, 2015, the Fund’s average interest rate paid on borrowings was 1.62% per annum and the average borrowings outstanding was $1,667. The Fund did not have any borrowings outstanding at December 31, 2015. Interest expense for the year ended December 31, 2015 was $27, of which none was payable at December 31, 2015.

6.	Investments

Aggregate purchases and proceeds from sales of investments for the year ended December 31, 2015 amounted to $10,400,000 and $50,826,317, respectively. Included in proceeds from sales of investments is an early redemption fee that the Fund incurred of $4,178 for a withdrawal from an Investment Fund, which is included in net realized gain/(loss) from investments in Investment Funds and foreign currency transactions on the Statement of Operations and proceeds from disposition of investments in Investment Funds on the Statement of Cash Flows.

The cost of investments for federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by the Investment Funds’ tax reports. The Fund has not yet received all such tax reports for the year ended December 31, 2015; therefore, the tax basis of investments for 2015 will not be finalized by the Fund until after the fiscal year end.

7.	Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Fund invested trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, equity swaps, distressed investing, merger arbitrage and convertible arbitrage. The Fund’s risk of loss in these Investment Funds was limited to the fair value of these investments.

8.	Indemnification

In the ordinary course of business, the Fund may have entered into contracts or agreements that

A&Q Event Fund LLC

Notes to Financial Statements (continued)

December 31, 2015

8.	Indemnification (continued)

contained indemnifications or warranties. Future events could have occurred that could have led to the execution of these provisions against the Fund. Based on its history and experience, the Fund believed that the likelihood of such an event was remote.

9.	Subsequent Events

The Adviser has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued, and has determined that there were no events that required disclosure other than the following:

As of December 31, 2015, the Fund had $38,092,037 of withdrawals payable, including withdrawals payable to Advisor. On February 5, 2016, the Fund paid $34,873,843, including withdrawals payable to the Adviser of $51,223. The remaining amount payable of $3,218,194 is scheduled to be paid as final proceeds in accordance with the terms of the Fund’s June 30, 2015 tender offer and the Fund’s approved liquidation plan.

Additionally, as of December 31, 2015, the Fund had $31,681,036 receivable from Investment Funds. Subsequent to December 31, 2015, the Fund received $29,882,278 from Investment Funds. The remaining amount receivable of $1,798,758 is scheduled to be received in accordance with the redemption terms of the Investment Funds.

A&Q EVENT FUND LLC (UNAUDITED)

The Directors, including the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), of the Fund last evaluated the Investment Advisory Agreement (the “Advisory Agreement”) at a meeting on September 24, 2015. The Directors met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Advisory Agreement. The Directors reviewed materials furnished by UBS Hedge Fund Solutions LLC (the “Adviser”), including information regarding the Adviser, its affiliates and its personnel, operations and financial condition. Tables indicating comparative fee information, and comparative performance information, as well as a summary financial analysis for the Fund, also were included in the meeting materials and were reviewed and discussed. The Directors discussed with representatives of the Adviser the Fund’s operations and the Adviser’s ability to provide advisory and other services to the Fund.

The Directors reviewed, among other things, the nature of the advisory services to be provided to the Fund by the Adviser, including its investment process, and the experience of the investment advisory and other personnel proposing to provide services to the Fund. The Directors discussed the ability of the Adviser to manage the Fund’s investments in accordance with the Fund’s stated investment objectives and policies, as well as the services to be provided by the Adviser to the Fund, including administrative and compliance services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. The Directors acknowledged the Adviser’s employment of highly skilled investment professionals, research analysts and administrative, legal and compliance staff members to ensure that a high level of quality in compliance and administrative services would be provided to the Fund. The Directors also recognized the benefits that the Fund derives from the resources available to the Adviser and the Adviser’s affiliates, including UBS AG and UBS Financial Services Inc. Accordingly, the Directors felt that the quality of service offered by the Adviser to the Fund was appropriate and that the Adviser’s personnel had sufficient expertise to manage the Fund.

The Directors reviewed the performance of the Fund and compared that performance to the performance of other investment companies presented by the Adviser which had objectives and strategies similar to those of the Fund and which are managed by other, third-party investment advisers (the “Comparable Funds”). The Directors recognized that certain of the Comparable Funds that are structured as private funds are not subject to certain investment restrictions under the 1940 Act that are applicable to the Fund and which can adversely affect the Fund’s performance relative to that of the Comparable Funds. The Directors noted that the Fund was in liquidation and that investors would be subject to fees and expenses only through December 31, 2015. The Directors recognized that the Fund’s year-to-date performance for the period ended June 30, 2015 and its performance for the five-year period ended June 2015 exceeded the performance of two of the four Comparable Funds during the same periods. They also noted that the Fund’s volatility was the lowest among the Comparable Funds for the three-year period ended June 30, 2015.

The Directors considered the advisory fees being charged by the Adviser for its services to the Fund as compared to those charged to the Comparable Funds. The information presented to the Directors showed that, while the Fund’s management and incentive fees were above the median management and incentive fees of the Comparable Funds, the Fund’s management fee was below that of one of the Comparable Funds. In comparing the advisory fees being charged to the Fund to those charged to other advisory clients of the Adviser, the Directors noted that the Fund’s management fee was below the standard management fee charged to the Adviser’s retail clients, and the Fund’s incentive fee was below the standard incentive fee charged to the Adviser’s retail clients and non-retail clients. In light of the foregoing, the Directors felt that the combination of the advisory fee and the incentive fee being charged to the Fund was appropriate and was within the overall range of the fees paid by the Comparable Funds.

The Directors also considered the profitability of the Adviser both before payment to brokers and after payment to brokers and concluded that the profits to be realized by the Adviser and its affiliates under the Fund’s Advisory Agreement and from other relationships between the Fund and the Adviser were within a range the Directors considered reasonable and appropriate. The Directors also discussed the fact that the Fund was not large enough at that time to support a request for breakpoints due to economies of scale.

The Directors determined that the fees under the Advisory Agreement do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s length bargaining, and concluded that the fees were reasonable. The Directors concluded that approval of the Advisory Agreement was in the best interests of the Fund and its investors.

DIRECTORS AND OFFICERS (UNAUDITED)

Information pertaining to the Directors and Officers of the Fund as of December 31, 2015 is set forth below. The Statement of Additional Information (SAI) includes additional information about the Directors and is available without charge, upon request, by calling UBS Hedge Fund Solutions, LLC (“UBS HFS”) at (888) 793-8637.

Name, Age, Address and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years

INDEPENDENT DIRECTORS
George W. Gowen (86) c/o UBS HFS 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since Commencement of Operations	Law partner of Dunnington , Bartholow & Miller LLP.	8	None
Stephen H. Penman (69) c/o UBS HFS 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since Jul. 1, 2004	Chief Investment Advisor, Segesta Advisors AG, Zurich; Professor of Financial Accounting of the Graduate School of Business, Columbia University.	8	Member, Board of Advisors, Boston Harbor Investment Management, LLC.
Virginia G. Breen (51) c/o UBS HFS 677 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since May 2, 2008	Partner of Chelsea Partners (2011- present); General Partner of Sienna Ventures (2002-2011); General Partner of Blue Rock Capital, L.P. (1995-2011).	8	Director of: the Neuberger Berman Private Equity Registered Funds (7 funds); certain funds in the Calamos Fund Complex (27 portfolios); Jones Lang LaSalle Income Property Trust, Inc.
INTERESTED DIRECTOR
Meyer Feldberg (73)[3] c/o UBS HFS 677 Washington Boulevard Stamford, Connecticut 06901 Chairman and Director	Term — Indefinite Length—since Commencement of Operations	Dean Emeritus and Professor of Management of the Graduate School of Business, Columbia University; Senior Advisor for Morgan Stanley.	67	Director of: Macy’s, Inc.; Revlon, Inc.; NYC Ballet; SAPPI Ltd. Advisory Director of Welsh Carson Anderson & Stowe.
OFFICER(S) WHO ARE NOT DIRECTORS
William J. Ferri (49) UBS HFS 1285 Avenue of the Americas New York, New York 10019 Principal Executive Officer	Term — Indefinite Length—since Oct. 1, 2010	Global Head of UBS HFS since June 2010. Prior to serving in this role, he was Deputy Global Head of UBS HFS.	N/A	N/A
Dylan Germishuys (46) UBS HFS 677 Washington Boulevard Stamford, Connecticut 06901 Principal Accounting Officer	Term — Indefinite Length—since Nov. 19, 2013

Head of Operations and Product Control of UBS HFS since 2004. Prior to serving in this role, he was Financial Controller of O’Connor Fund of Funds from 2003 to 2004 and served in various roles in the Business Unit Control team of UBS Investment Bank’s Equities business from 1997 to 2003.

			N/A	N/A

Name, Age, Address and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years

Frank S. Pluchino (56) UBS HFS 677 Washington Boulevard Stamford, Connecticut 06901 Chief Compliance Officer	Term — Indefinite Length—since Jul. 19, 2005

Executive Director of UBS HFS since October 2010. Prior to October 2010, Executive Director of Compliance of UBS Financial Services Inc. from 2003 to 2010 and Deputy Director of Compliance of UBS Financial Services of Puerto Rico Inc. from October 2006 to October 2010.

			N/A	N/A

[1]	The Fund commenced operations on October 1, 2001.

[2]	As of December 31, 2015, of the 67 funds/portfolios in the complex, 59 were advised by an affiliate of UBS HFS and 8 comprised the registered alternative investment funds advised by UBS HFS.

[3]

Mr. Feldberg is an “interested person” of the Fund because he is an affiliated person of a broker-dealer with which the funds advised by UBS HFS may do business. Mr. Feldberg is not affiliated with UBS Financial Services Inc. or its affiliates.

ADDITIONAL INFORMATION (UNAUDITED)

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available: (i) without charge, upon request, by calling (888) 793-8637; and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

The Fund is required to file, on Form N-PX, its complete proxy voting record for the most recent twelve-month period ended June 30, no later than August 31. The Fund’s Form N-PX filings are available: (i) without charge, upon request, by calling (888) 793-8637; and (ii) on the SEC’s website at http://www.sec.gov.

FILING OF QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS (“FORM N-Q”)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge, on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board had determined that Professor Stephen Penman, a member of the audit committee of the Board, is the audit committee financial expert and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $40,000 in 2015 and $81,840 in 2014. Such audit fees include fees associated with annual audits for providing a report in connection with the registrant’s report on form N-SAR.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $2,285 in 2015 and $2,355 in 2014. Audit related fees principally include fees associated with reviewing and providing comments on semi-annual reports.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $128,000 in 2015 and $106,000 in 2014. Tax fees include fees for tax compliance services and assisting management in preparation of tax estimates.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2015 and $0 in 2014.

(e)(1)

The registrant’s audit committee pre-approves the principal accountant’s engagements for audit and non-audit services to the registrant, and certain non-audit services to service Affiliates that are required to be pre-approved, on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(e)(2)

There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, because such services were pre-approved.

(f)	Not Applicable

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $.734 mil in 2015 and $.843 mil in 2014.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are as follows:

UBS Hedge Fund Solutions LLC proxy voting policy 4-P-004010 Internal

UBS Hedge Fund Solutions LLC

proxy voting policy

OR Taxonomy: Market Conduct

Owner/Issuer: Head C&ORC UBS HFS LLC

Why do we have this policy?

Underlying our voting and corporate governance policies we have one fundamental objective, to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.

To achieve this objective, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice.

Applicability
Location	Americas
Legal Entity	UBS Hedge Fund Solutions LLC
Business Division	Asset Management
Business Area / Function	All
Roles	All

Summary of Key Requirements

The policy is designed to address the following risks:

- Failure to provided required disclosures for investment advisers and registered investment companies

- Failure to vote proxies in best interest of clients and funds

- Failure to identify and address conflicts of interest

Infringements of this policy may result in disciplinary action including dismissal.

Published: 3 December 2015	Page 1 of 3

UBS Hedge Fund Solutions LLC proxy voting policy 4-P-004010 Internal

Table of Contents

Policy		3

1.	General Policy	3

2.	General Procedures	3
2.1	Recordkeeping	3

Published: 3 December 2015	Page 2 of 3

UBS Hedge Fund Solutions LLC proxy voting policy 4-P-004010 Internal

Policy

1.	General Policy

The general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any, (collectively, “proxies”), in a manner that serves the best interests of the clients managed by the Registrant, as determined by the Registrant in its discretion, taking into account relevant factors, including, but not limited to:

-	the impact on the value of the securities;
-	the anticipated costs and benefits associated with the proposal;
-	the effect on liquidity;
-	impact on redemption or withdrawal rights;
-	the continued or increased availability of portfolio information; and
-	customary industry and business practices.

2.	General Procedures

Unless clients have reserved voting rights to themselves, UBS Hedge Fund Solutions LLC (“HFS”) will direct the voting of proxies on securities held in their accounts. However, since the holdings in client accounts of HFS are almost exclusively comprised of hedge funds, many of which have non-voting shares, HFS rarely votes proxies. When voting such proxies, HFS Operations Department will consult with the HFS Investment Committee as well as the Legal and Compliance Department regarding the issues of the proxy vote. The Legal and Compliance Department will notify the Operations Department if there are any legal/compliance issues related to the vote. If there are no such issues, the Investment Committee will instruct the Operations Department on how to vote the proxy. The Operations Department will notify the relevant external parties of those instructions and vote in proxy in accordance to the instructions.

In the rare instance that HFS would have an equity security in one of its portfolios that holds a vote, HFS Operations Department will consult with its affiliate, UBS O’Connor LLC (“O’Connor”) on how to vote such proxy. In this instance, HFS would follow O’Connor’s Proxy Voting Policy and vote its proxy in accordance to the guidance provided by O’Connor’s Proxy Voting Policy (a copy of which is attached).

HFS has implemented procedures designed to identify whether HFS has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking, investment banking and broker-dealer activities. To address such conflicts, HFS has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker-dealer activities. Whenever HFS is aware of a conflict with respect to a particular proxy as determined by the Legal and Compliance Department, such proxy will be reviewed by a group consisting of members from the Operations Department, Investment Committee and Legal and Compliance and the group is required to review and agree to the manner in which such proxy is voted.

2.1	Recordkeeping

A record of all votes cast must be maintained in order to permit the SEC registered funds to file timely and accurately Form N-PX and to comply with the recordkeeping requirements of IA Act rule 204-2(e)(1). Additionally the Adviser shall maintain a written record of the method used to resolve a material conflict of interest.

Published: 3 December 2015	Page 3 of 3

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

A&Q EVENT FUND LLC

PORTFOLIO MANAGER DISCLOSURE

(a)(1)

The Fund is managed by a portfolio management team that is jointly and primarily responsible for the selection of the Fund’s investments, the allocation of the Fund’s assets among underlying investment managers and the general day-to-day management of the Fund. The members of the portfolio management team are Bruce Amlicke, Americo Nardis, Norman E. Sienko, Jr., Russell Sinder and Joseph M. Sciortino (each, a “Portfolio Manager” and collectively, the “Portfolio Managers”).

Mr. Amlicke is a Managing Director and the Co-Chief Investment Officer of UBS Hedge Fund Solutions LLC (the “Adviser” or “UBS HFS”). He also is the Co-Chairman of UBS HFS’ Investment Committee. Prior to re-joining UBS in 2010, Mr. Amlicke served as Chief Investment Officer of Blackstone Alternative Asset Management and Senior Managing Director of The Blackstone Group LP. From 2003 to 2004, he was Chief Investment Officer of the O’Connor Multi-Manager Program, the predecessor of UBS HFS. Mr. Nardis is a Managing Director and the Deputy Chief Investment Officer of UBS HFS. He also is the Co-Chairman of UBS HFS’ Investment Committee. Mr. Nardis joined UBS in 2001, as a Senior Investment Officer for the O’Connor Multi-Manager Program. From 1998 to 2001, Mr. Nardis worked in the Manager Research Department at Tremont Advisers, Inc. as a Primary Specialist in Long/Short Equity. Messrs. Amlicke and Nardis have served as Portfolio Managers of the Fund since 2013. Mr. Sienko has served as a Portfolio Manager of the Fund since its inception. He is an Executive

Director and a Senior Portfolio Manager of UBS HFS. Prior to joining UBS HFS, Mr. Sienko served as head of UBS Wealth Management Americas’ Alternative Investment Group from 1998 to 2010. Mr. Sinder has been a Portfolio Manager of the Fund since its inception. He was associated with UBS Alternative Investments US from 1998 to 2010 and is an Executive Director of UBS HFS. Mr. Sciortino joined the portfolio management team in 2006. Mr. Sciortino was associated with UBS Alternative Investments US from December 2006 to October 2010 and is a Director of UBS HFS. Previously, he served as Senior Analyst at Lake Partners, Inc. from April 2001 through August 2006.

The Fund’s Portfolio Managers manage multiple accounts for the Adviser, including registered closed-end funds and private domestic and offshore pooled investment vehicles.

Potential conflicts of interest may arise because of the Portfolio Managers’ management of the Fund and other accounts. For example, conflicts of interest may arise with the allocation of investment transactions and allocation of limited investment opportunities. Allocations of investment opportunities generally could raise a potential conflict of interest to the extent that the Portfolio Managers may have an incentive to allocate investments that are expected to increase in value to preferred accounts. Conversely, a Portfolio Manager could favor one account over another in the amount or the sequence in which orders to redeem investments are placed. The Portfolio Managers may be perceived to have a conflict of interest if there are a large number of other accounts, in addition to the Fund, that they are managing on behalf of the Adviser. In addition, each Portfolio Manager could be viewed as having a conflict of interest to the extent that one or more Portfolio Managers have an investment in accounts other than the Fund. A potential conflict of interest may be perceived if the Adviser receives a performance-based advisory fee as to one account but not another, because a Portfolio Manager may favor the account subject to the performance fee, whether or not the performance of that account directly determines the Portfolio Manager’s compensation. The Adviser periodically reviews the Portfolio Managers’ overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund.

Other accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the Portfolio Managers may purchase different investments for the Fund and the other accounts, and the performance of investments purchased for the Fund may vary from the performance of the investments purchased for other accounts. The Portfolio Managers may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

The Adviser’s goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser monitors a variety of areas, including compliance with Fund guidelines. Furthermore, senior investment and business personnel at the Adviser periodically review the performance of the Portfolio Managers.

The Portfolio Managers’ compensation is comprised primarily of a fixed salary and a discretionary bonus paid by the Adviser or its affiliates and not by the Fund. A portion of the discretionary bonus may be paid in shares of funds managed by the Adviser or in shares of stock or stock options of UBS AG, the parent company of the Adviser, subject to certain vesting periods. The amount of a Portfolio Manager’s discretionary bonus, and the portion to be paid in shares of funds managed by the Adviser or in shares of stock or stock options of UBS AG, is determined by senior officers of the Adviser. In general, the amount of the bonus will be based on a combination of factors, none of which is necessarily weighted more than any other factor. These factors may include: the overall performance of the Adviser; the overall performance of UBS AG; the profitability to the Adviser derived from the management of the Fund and the other accounts managed by the Adviser; the absolute performance of the Fund and such other accounts for the preceding year; contributions by the Portfolio Manager to assisting in managing the Adviser; participation by the Portfolio Manager in training of personnel; and support by the Portfolio Manager generally to colleagues. The bonus is not based on a precise formula, benchmark or other metric.

The following table lists the number and types of other accounts advised by the Fund’s Portfolio Managers and approximate assets under management in those accounts as of December 31, 2015.

(a)(2)

Portfolio Manager	Registered Investment Companies			Pooled Investment Vehicles			Other Accounts
	Number of Accounts		Assets Managed	Number of Accounts		Assets Managed	Number of Accounts		Assets Managed

Bruce Amlicke	7	(1)	$1,411,335,540	62	(2)	$13,633,594,222	15	(3)	$18,329,649,004

Americo Nardis	7	(1)	$1,411,335,540	62	(2)	$13,633,594,222	15	(3)	$18,329,649,004

Joseph M. Sciortino	4	(1)	$306,770,123	1	(4)	$6,483,000	0		N/A

Norman E. Sienko, Jr.	6	(1)	$1,325,479,540	1	(4)	$6,483,000	0		N/A

Russell Sinder	5	(1)	$500,898,882	1	(4)	$6,483,000	0		N/A

[1]	Of these accounts, 5 accounts with total assets of approximately $9,988,989,580 charge performance-based advisory fees.

[2]	Of these accounts, 37 accounts with total assets of approximately $9,988,989,580 charge performance-based advisory fees.

[3]	Of these accounts, 4 accounts with total assets of approximately $10,649,599,103 charge performance-based advisory fees.

[4]	The account does not charge performance-based advisory fees.

None of the Fund’s Portfolio Managers beneficially own any interests in Fund.

(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	A&Q Event Fund LLC

By (Signature and Title)*	/s/ William Ferri
William Ferri, Principal Executive Officer

Date	3/8/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William Ferri
William Ferri, Principal Executive Officer

Date	3/8/16

By (Signature and Title)*	/s/ Dylan Germishuys
Dylan Germishuys, Principal Accounting Officer

Date	3/8/16

* Print the name and title of each signing officer under his or her signature.